SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549D

                    INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION (RULE 14a-101)



                Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement        [ ] Confidential, for Use of the
[ ] Definitive Proxy Statement             Commission Only (as Permitted by Rule
[ ] Definitive Additional Materials 14a-6(e) (2))
[ ] Soliciting Material Pursuant to
Rule 14a-11(c) or Rule 14a-12

                              FEMINIQUE CORPORATION
                              ---------------------

     (Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other then the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11. 1. Title of each class of securities to which transaction applies: _____
2. Aggregate number of securities to which transaction applies: _________
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ____________
4. Proposed maximum aggregate value of transaction: ______________
5. Total fee paid: _______________________________
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

2. Form, Schedule or Registration Statement No.:

3. Filing Party:

4. Date Filed:

                              Feminique Corporation
                             140 Broadway 46th Floor
                              New York, N.Y.  10005

February  __,  2004


Dear  Stockholder:


On behalf of your Board of Directors and Management, you are cordially invited to attend the Annual Meeting of Common Stockholders to be held on _________, 2004 at 10:00A.M., located at ___________, New York, NY , Telephone No.
(212)858-7592.

The enclosed Notice and Proxy Statement contain details concerning the business to come before the meeting. You will note that the Board of Directors of the Company recommends a vote

"FOR" the election of the nominated Directors to serve until the next Annual Meeting of Stockholders,

"FOR" Ratification of the selection of Bagell Josephs & Company LLC, as the Company's independent auditors; and

"FOR" Ratification of the Company's 2004 Statutory and Non-Statutory Stock Option Plan;

"FOR" amendment of the Certificate of Incorporation to increase the Authorized common stock to 325,000,000 shares

"FOR" amendment of the Certificate of Incorporation to authorize the Company to issue 10,000,000 shares of Blank Preferred Stock;

"FOR" amendment of the Certificate of Incorporation to change the name of the corporation to Receivable Acquisition and Management Corporation; and

"FOR" approval of a declaration by the Board of Directors of a proposed 1 for 15 reverse stock split

Whether or not you attend the Annual Meeting, please vote as soon as possible by returning the enclosed proxy. Your vote is important, and voting by written proxy will ensure your representation at the Annual Meeting. You may revoke your proxy in accordance with the procedures described in the Proxy Statement at any time prior to the time it is voted.

Thank you for your support of Feminique Corporation.

Sincerely,

Feminique Corporation


/s/ Max Khan
PRESIDENT AND CHIEF EXECUTIVE OFFICER

This proxy statement and the accompanying proxy are being mailed to Feminique Corporation common stockholders beginning about _______, 2004.

                              Feminique Corporation

                            140 Broadway (46th Floor)

                               New York, NY 10005

                                 (212) 655-9262


Notice of Special Meeting of
Shareholders to be Held
___________, 2004
At 10:00 A.M.

To  our  Shareholders:

The Annual Meeting of the Shareholders of Feminique Corporation (the "Company") will be held at____________ New York on ___________, 2004 at 10:00 a.m. located at  the  meeting,  shareholders  will  be  requested  to  vote  on:

1.     Election  of  directors  until  the  next annual meeting of shareholders;

2. Confirmation of Bagell Josephs & Company, LLC as the official independent auditors of the Company;

3     Ratify  the  Board of Director's adoption of the Company's 2004, Statutory and  Non-statutory  Stock  Purchase  and  Option  Plan;

4.     Authorize  an  amendment  to  the Company's Certificate of Incorporation:

     (a) increasing the authorized capitalization of the Company from a total of 75,000,000 shares of common stock having a par value $.001 per share to a total of 325,000,000 shares of Common Stock having a par value of $.001 per share;

     (b)To authorize 10,000,000 blank preferred shares of stock having $.001 par value per share.

     (c) To change the name of the Company to "Receivable Acquisition and Management Corporation";

5. Authorize the Board of Directors to declare a one-for-fifteen reverse common stock split of the Company's outstanding shares of Common Stock.



The close of business on _______, 2004 is the record date for determining stockholders entitled to vote at the Annual Meeting. Consequently, only stockholders whose names appear on our books as owning our Common Stock at the close of business on ______, 2004 will be entitled to notice of and to vote at the Annual Meeting and adjournment or postponement thereof.


PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, SO THAT YOUR SHARES WILL BE REPRESENTED WHETHER

OR NOT YOU ATTEND THE ANNUAL MEETING.

In order to facilitate planning for the Annual Meeting, please indicate on the enclosed proxy whether or not you plan to attend the meeting.

By order of the Board of Directors



/s/ Max Khan
CHIEF  EXECUTIVE  OFFICER

______,  2004

                                    CONTENTS

                         Page                                       Page
                         ----                                       ----


ABOUT THE ANNUAL MEETING               PROPOSAL THREE:
                                       APPROVAL OF FEMINQUE'S 2004
                                       STATUTORY AND NON-STATUORY
                                       STOCK OPTION PLAN

ANNUAL REPORT                          THE PLAN

                                       FEDERAL INCOME TAX
STOCK OWNERSHIP                        CONSEQUENCES

MANAGEMENT

MEETINGS OF THE
BOARD OF DIRECTORS


                                       SUBMISSION OF FUTURE STOCKHOLDER
DIRECTORS' COMPENSATION                PROPOSALS

                                       COST OF ANNUAL MEETING AND PROXY
                                       SOLICITATION


EXECUTIVE COMPENSATION

SECURITY OWNERSHIP OF
BENEFICIAL OWNERS

CERTAIN RELATIONSHIPS
AND RELATED TRANSACTIONS

                                       FEMINIQUE 2004 STATUTORY
                                       AND NON-STATUTORY
                                       STOCK OPTION PLAN

COMPENSATION TABLE

                                       FORM OF OPTION
PROPOSAL ONE: ELECTION
OF DIRECTORS

PROPOSAL TWO: RATIFACTION
OF SELECTION OF AUDITORS

                            ABOUT THE ANNUAL MEETING
                            ------------------------

WHO  IS  SOLICITATING  YOUR  VOTE?
The Board of Directors of Feminique Corporation (Feminique) is soliciting your vote at the Annual Meeting of Feminique's common stockholders being held on _______, 2004.

WHAT WILL YOU BE VOTING ON?
1.  Election of Feminique's Board of Directors (see page 9).
2. Ratification of Bagell Josephs & Company, as Feminique's auditors for 2004 (see page 10).
3. Approval and adoption of the Feminique's 2004 Statutory and Non-Statutory Stock Option Plan (see page 10).
4.  Authorize an amendment to the Company's Certificate of Incorporation.

     (a) increasing the authorized capitalization of the Company from a total of 75,000,000 shares of common stock having a par value $.001 per share to a total of 325,000,000 shares of Common Stock having a par value of $.001 per share;

     (b) To authorize 10,000,000 blank preferred shares of stock having $.001 par value per share.

     (c) To change the name of the Company to "Receivable Acquisition and Management Corporation";

5. Authorize the Board of Directors to declare a one-for-fifteen reverse common stock split of the Company's outstanding shares of Common Stock.

HOW MANY VOTES DO YOU HAVE?
You  will  have one vote for every share of the Company's common stock you owned
of  record  on   (the  record  date).

HOW MANY VOTES CAN BE CAST BY ALL COMMON STOCKHOLDERS?
One vote for each of the Company's outstanding shares of common stock which were outstanding on the record date. The common stock will vote as a single class on all matters scheduled to be voted on at the Annual Meeting. There is no cumulative voting.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?
A majority of the votes that can be cast, or a minimum of 37,500,100 votes must be present in person or by proxy in order to hold the meeting.

HOW  DO  YOU  VOTE?
     - You can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting; so that we will know as soon as possible that enough votes will be present for us to hold the meeting.
     - To vote by proxy, you must fill out the enclosed proxy, date and sign it, and return it in the enclosed postage-paid envelope.
     - If you want to vote in person at the Annual Meeting, and you hold your Feminique stock through a securities broker (that is, in street name), you must obtain a proxy from your broker and bring that proxy to the meeting.

CAN  YOU  CHANGE  YOUR  VOTE?
Yes. Just send in a new proxy with a later date, or send a written notice of revocation to Feminique's Secretary at the address on the cover of this proxy statement. If you attend the Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used.

WHAT IF YOU DO NOT VOTE FOR SOME OF THE MATTERS LISTED ON YOUR PROXY?
If you return a signed proxy without indicating your vote, your shares will be voted "FOR" each of the director nominees listed on the proxy, "FOR" Bagell Josephs & Co. LLC. as auditor, "FOR" the Feminique 2003 Executive and Employee Stock Purchase and Option Plan. "FOR" amendment to the Certificate of Incorporation (a) Increasing the authorized Common Stock to 325,000,000 shares; of (b)authorizing Feminique to issue 10,000,000 (Preferred shares; and (c) changing the name of the corporation to Receivable Acquisition and Management Corporation; and, "FOR" ratification of a 1 for 15 reverse stock split.

WHAT IF YOU VOTE "ABSTAIN"?
A vote to "abstain" on any matter your shares will not be voted for such matter and will have the effect of a vote against the proposal.


CAN YOUR SHARES BE VOTED IF YOU DO NOT RETURN YOUR PROXY AND DO NOT ATTEND THE ANNUAL MEETING?
     - That depends upon whether the shares are registered in your name or your broker's name ("street name"). If you do not vote your shares held in street name, your broker can vote your shares on any of the matters scheduled to come before the meeting.

     - If you do not vote your shares held in your broker's name, or "street name", and your broker does not vote them, the votes will be broker non votes, which will have the effect of a vote FOR any matter scheduled to be considered at the Annual Meeting.

     - If you do NOT attend and vote your shares which are registered in your name or otherwise vote by proxy, your shares will not be voted.

COULD OTHER MATTERS BE DECIDED AT THE ANNUAL MEETING?
We do not know of any other matters that will be considered at the Annual Meeting. If a stockholder proposal that was excluded from this proxy statement is otherwise properly brought before the meeting, we will vote the proxies against that proposal. If any other matters arise at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.

WHAT HAPPENS IF THE MEETING IS POSTPONED OR ADJOURNED?
Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is actually voted.

                                  ANNUAL REPORT
                                  -------------

The Company has included herewith a copy of its Annual Report for the fiscal year ended September 30,2003 ("2003 Annual Report"). Additional copies of the 2003 Annual Report may be obtained by Shareholders without charge by writing to Max Khan, President, at the Company's New York offices at 140 Broadway 46th Floor New York, NY 10005.


                                 CONFIDENTIALITY
                                 ---------------

It is the Company's policy that all proxies, ballots and voting materials that identify the particular vote of a stockholder are kept confidential, except in the following circumstances:

     - to allow the election inspector appointed for our Annual Meeting to certify the results of the vote;
     - as necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;
     - where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots, or votes, or as to the accuracy of the tabulation of such proxies, ballots, or votes;
     - where a stockholder expressly requests disclosure or has made a written comment on a proxy;
     - where contacting stockholders by us is necessary to obtain a quorum, the names of stockholders who have or have not voted (but not how they voted) may be disclosed to us by the election inspector appointed for the Annual Meeting;
     - aggregate vote totals may be disclosed to us from time to time and publicly announced at the meeting of stockholders at which they are relevant; and in the event of any solicitation of proxies with respect to any of our securities by a person other than us of which solicitation we have actual notice.


     The cost of soliciting proxies is estimated not to exceed $20,000 and will be borne by the Company, including expenses in connection with the preparation and mailing of this Proxy Statement and all papers which now accompany or may hereafter supplement it. The solicitation will be made by mail. The Company will supply brokers or persons holding shares of record in their names or in the names of nominees for other persons as beneficial owners, with such additional copies of proxies, proxy materials and Annual Reports as may reasonably be requested in order for such record holders to send one copy to each beneficial owner, and will upon request of such record holders, reimburse them for their reasonable expenses in mailing such material.

Representatives of Bagell Josephs and Company, LLC the independent auditors and principal accountants for the current year, are expected to be present at the share holders meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     Certain directors, officers and employees of the Company, not especially employed for this purpose, may solicit proxies, without additional remuneration therefor, by mail, telephone, telegraph or personal interview.




                               RECENT DEVELOPMENTS
                               -------------------

     On July 28, 2003, U.S. Bankruptcy Judge Melanie L. Cyganowski of the U.S. Bankruptcy Court for the Eastern District of New York signed an order confirming the Plan of Reorganization ("Plan") of Feminique on file at the U.S. Bankruptcy Court, Long Island Federal Courthouse,290Federal Plaza, Central Islip, New York 11722-4437, Case No. 800-85241-511. The plan provides in pertinent part:

     1. That all holders of allowed Administrative Claims, priority tax claims and secured claims shall be paid 100% of the allowed claims, in cash.

     2. That unsecured creditors shall receive, pro-rata, a total of 23,344,085 shares of common stock of Feminique issuable pursuant to the Court's Order of Confirmation.

     3.   Current  shareholders  continue  to  retain  their  share  ownership.

     In addition, pursuant to the Plan, it was contemplated that certain funds would be made available to Feminique by Matterhorn Holdings, Inc. an affiliate of John Figliolini, a principal shareholder of the Company, to fund payments to Administrative, priority and secured creditors of Feminique. In exchange for the cash contribution, Feminique is to issue a total of 28,311,830 shares of its common stock at a price of $.00025 per share to Matterhorn under the Plan. The Plan also proposed further funding for the Company upon emergence from Chapter 11 which transactions are specified herein under "Certain Relationships and Related Transactions".

     As reorganized Feminique was essentially without a specific business. Through the efforts of Matterhorn Holdings, Inc., we located a business opportunity and new management (Max Khan) for the Company, as reorganized. Max Khan, the Company's recently appointed President and CEO immediately took steps to establish operations for the Company in the receivable acquisition and management business through a newly formed wholly owned subsidiary Receivable Acquisition and Management Corp. of New York. As such, the Company became engaged in the business of locating and acquiring suitable portfolios of distressed debt (consumer retail installment contracts and like instruments), and is specializing in the attempted collection, restructuring, resale and securitization of such receivable portfolios acquired at deep discounts.

     In  this  connection  Gobind  Sahney,  the  owner  of  General  Outsourcing
Services, Inc., ("General"), a private receivable servicing and management company, joined Feminique in October, 2003 as Chairman of the Board of Directors. General specializes in the business of purchasing, collecting, restructuring, reselling, securitizing and servicing receivable portfolios acquired at deep discounts. Feminique has agreed to acquire 100% interest in General in exchange for 63,450,000 shares of Common Stock of Feminique, subject to authorization by Shareholders to increase the authorized Common Stock of Feminique to 325,000,000 shares. Over the last 3 years, General has established relationships enabling it to identify and locate portfolios of distressed debt from a number of sources including, but not limited to, national banks, credit grantors, and loan brokers.

     In addition, Matterhorn Holdings, Inc. has assisted our Company in raising approximately $1,000,000 of funding in the form of private convertible loans to Feminique which are discussed elsewhere under Certain Relationships and Related Transactions. Such funding has provided working capital and the means by which Feminique has acquired two portfolios of distressed receivables through its wholly owned subsidiary, Receivable Acquisition and Management Corporation of N.Y.

DIRECTORS  AND  EXECUTIVE  OFFICERS

During the fiscal year ended September 30, 2003, the Company's officers and directors changed. The following list sets forth information as to all directors and executive officers of the Company during the past fiscal year and as of February __, 2004.

Name                 Age        Position Held         Director Since
----                 ---        -------------         --------------
Max Khan (1)          37  Pres, CEO, Director         October, 2003
Steven Lowe (2)       45  Secretary, Director         April, 2003
John Figliolini (3)   42  (3)                         (4)
Jonathan Rosen (4)    41  (4)                         (4)
Leon Golden (1) (5)   42  Acting President, Director  October,2003
Gobind Sahney (5)     41  Director                    October, 2003

_______________

     (1) Max Khan was elected a director and appointed President and CEO on October 9, 2003, on which date Leon Golden resigned as director.
     (2) Steven Lowe was appointed Secretary and director on April, 2003 at which time Jonathan Rosen resigned as a director and Acting President.
     (3) John Figliolini was Secretary and director from the initial filing under Chapter 11 until the Spring of 2003 when he replaced Jonathan Rosen and became Acting President of Feminique. At that time, Steven Lowe replaced Mr. Figliolini as Secretary and became Secretary and a director. Mr. Figliolini resigned as an officer and director on September 2, 2003 and was replaced by Leon Golden as Acting President and director.
     (4) Jonathan Rosen was a former president of the Company prior to its filing under Chapter 11 of the Bankruptcy Code. During the bankruptcy period until April, 2003 he continued as Acting President and director. He resigned in April, 2003 as an officer and director.
     (5) Gobind Sahney became director on October 9, 2003. Mr. Sahney has been elected Chairman by the Board of Directors.

For approximately one month during the period of September 2, 2003 to October 9, 2003 Mr. Leon Golden, a CPA became Acting President and a director of the Company. Mr. Golden is a former director having served in 1999 until just prior to filing under Chapter 11. Mr. Golden is a CPA practicing accounting on his own behalf since 1986. He resigned as President and director on October 9, 2003.

     As of February __, 2004, the Company's Executive Officers and directors were as follows:

     Name           Age          Position           Director Since
     -------------  ---  -------------------------  --------------

     Max Khan        37  President & CEO, Director  October, 2003
     Gobind Sahney   41  Chairman of the Board      October, 2003
     Steven Lowe     45  Secretary, Director        April, 2003



                                  REMUNERATION
                                  ------------
     The following table sets forth compensation paid to Executive Officers for the three years ended September 30, 2003.

                                                                               Long-Term
                                                                               ---------
                                            Salary      Bonus            Compensation Awards:
                                            ------      -----            --------------------
Name and Principal Position       Year   Annual Compensation    Securities Underlying Options
---------------------------       ----  ----------------------  -----------------------------

Steven Lowe                       2003  $          -      None                 None
Secretary


Jonathan Rosen                    2001  $          -      None                 None
Acting President                  2002  $          -      None                 None
                                  2003  $          -      None                 None


John Figliolini                   2001  $          -      None                 None
Acting Secretary/President        2002  $          -      None                 None
                                  2003  $          -      None                 None

_______________________________


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

The following table sets forth the holdings of Officers and Directors, who served during the past fiscal year and of certain holders of 5% or more of the Company's outstanding shares of common stock as of the record date, ___________, 2004. As of that date there were 75,000,000 shares of common stock outstanding.


Title of Class           Name & Address                 Amt & Nature        % of Class
--------------  --------------------------------  ------------------------  ----------
                      of Beneficial Owner         of Beneficial Ownership
                --------------------------------  -----------------------
Common Stock    John Figliolini                              5,057,314 (1)     7.0%
Common Stock    Matterhorn Holdings, Inc.                   26,019,425 (1)    34.7% (1)
Common Stock    Renaissance Capital Partners Ltd             4,513,000         6.0%
Common Stock    Brown & Lampe                                8,966,236        12.0%


                                      -5-

Common Stock    Max Khan                                            (2)(3)      -0-
Common Stock    Steven Lowe                                            (2)      -0-
Common Stock    Gobind Sahney                                       (2)(3)      -0-

_______________

(1) John Figliolini is the direct beneficial owner of 1,272,175 shares of Common Stock. Mr. Figliolini also indirectly owns an additional 3,785,139 shares of Common Stock of the Company through 100% ownership of the following privately owned holding Companies: Berkshire International, European Equity Partners, Inc., Sierra Growth and Opportunity, Inc., Histon Financial Services, Medical Technologies, Inc., Suncoast Holdings, Inc (which is also a consulting firm), and Utopia Capital Management, Inc. Mr. Figliolini also owns a 100% interest in Matterhorn Holdings, Inc. ("Matterhorn") a private holding company which owns a total of 26,019,425 shares of common stock of the Company. (Matterhorn is still due, as part of the Plan of Reorganization of the Company, a balance of 2,292,404 shares subject to shareholders authorizing an increase in the authorized common stock to 325,000,000 shares pursuant to this proxy statement). As an officer and director of Matterhorn, he also shares voting control over all the shares held by that corporation. Matterhorn is also the holder of warrants to purchase a total of 98,400,000 shares of Feminique (or 6,500,000 post-split shares) exercisable at a price of $.0005 per share ($.0075 post-split). The exercise of the warrants is contingent upon the increase in the authorized shares of common stock from 75,000,000 shares to 325,000,000 shares of common stock. Mr. Figliolini is also an officer and director of Artemis Equity Hedge Fund, Inc., a Bermuda registered fund, which owns 2,933,989 shares of Feminique common stock. To avoid a possible conflict of interest, Mr. Figliolini has agreed to abstain from voting the shares of Feminique owned by Artemis pursuant to any Feminique Proxy Statement. Such shares will be voted by other management members of Artemis. Accordingly, through direct and indirect beneficial ownership and as a principal of entities owning shares of Feminique, Mr. Figliolini controls and/or shares voting control over (excluding Artemis' common stock holdings in the Company) a total of 31,076,739 shares, or approximately 42% of the outstanding shares.

(2)Management contemplates that directors shall be compensated as directors pursuant to a formal stock option plan which has been adopted by the Board of Directors and is subject to ratification of shareholders pursuant to this Proxy statement.

(3) Max Khan has entered into an employment agreement with the Company which provides for compensation to him as President and CEO. In addition, in the agreement to acquire 100% of the interest of General Outsourcing Services, Inc, there is provision to enter into an employment agreement with Mr. Sahney subject to closing. See Certain Relationships and Related Transactions

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

John Figliolini, former President and Director and Jonathan Rosen, former President and director were the principals of the Company during the Chapter 11 Bankruptcy proceedings from August 2000 to July 2003. Said individuals and their affiliates substantially assisted in formation of the Plan of Reorganization( the "Plan") and provided funds to help facilitate the reorganization, of the Company, confirmation of the Plan and its implementation. Mr. Figliolini, by his direct holdings and through affiliates is the principal shareholder of the Company owning or controlling through affiliates, approximately 31,076,739 of a total of 75,000,000 shares outstanding as of February __, 2004.

     Pursuant to the Plan of Reorganization, and subject to approval of shareholders, the Company plans to change its name in order to reflect its new business direction and disassociate itself from its former business of manufacturing and selling certain licensed feminine hygiene products. As of the date of this Proxy Statement, through its recently organized wholly owned subsidiary, Receivable Acquisition and Management Corporation of N.Y. management has commenced initial operations in a new industry, the acquisition collection and servicing of portfolios of distressed receivables. Management has been able to accomplish this as a result of two private financings by the Company. The first consisted of $200,000 of one year 7% convertible notes, convertible into restricted common stock at a price of $.0133 per share payable to certain family trusts controlled by John Figliolini, a major shareholder of the Company. At the time of the private placement, the shares of the Company were being sold in the unofficial over-the-counter gray sheets market for $0.0001 per share.

     In addition, Matterhorn Holdings, Inc, of which John Figliolini is a 100% owner and an officer and director, introduced an affiliate of his, Artemis Equity Hedge Fund, Inc. Artemis (of which Mr. Figliolini is an officer, director and fund manager but does not own any shares of Artemis) which loaned the Company $800,000 in the form of a convertible promissory note of the Company bearing interest at the rate of 5% per annum. Subject to an amendment authorizing the Company to issue blank Preferred Stock, this loan is convertible into 800,000 shares of 10% Series A redeemable Preferred Stock which shall be redeemable by the Company within 18 months from the date of the exchange of the Note for the Preferred Stock at a 10% premium plus accrued interest. Upon conversion into preferred stock, Artemis shall also receive 80,000 restricted post-split shares of common stock of Feminique. In addition to being redeemable within 18 months, the holders of the Preferred Stock will have 110% preference on liquidation. After 18 months, as long as there is an amount due to Artemis on the Note or Preferred stock, such amount shall be convertible into restricted common stock of Feminique at a price equal to the greater of $1.00 per share or 80% of the average bid price for the common stock during the 30-day period immediately preceding the notice of conversion.

     Pursuant to Agreement dated January 21, 2004, between Feminique and General Outsourcing Services, Inc. ("General"), which is a wholly owned limited liability company of Gobind Sahney, a director, Feminique has agreed, subject to an increase in the authorized capitalization of Feminique, to exchange 63,450,000 shares of its common stock for all of the outstanding shares (his entire holdings in the business and assets of General). General is in the business of servicing acquisition and collection of aged receivables and management deems the acquisition to be material to Feminique's business. In addition, Feminique has executed a Services Agreement with General whereby General shall provide the necessary personnel, software and hardware to service the receivables acquired from time-to-time by Feminique. The agreement to acquire General is subject to and conditioned upon an increase in the Company's authorized common stock to 325,000,000 shares and an approval of a one-for-fifteen reverse stock split of its outstanding common stock, which are proposals to be voted upon by shareholders. See proposal Three and Proposal Seven and discussion of advantages and disadvantages of such proposals to shareholders. The Services Agreement will become moot upon consummation of the acquisition of General.

     Subject to an increase in the authorized capitalization of the Company, Feminique will be paying 63,450,000 shares valued at the current gray market price of $.0001 per share (or $6,345) for General. General has nominal assets and no liabilities and has reported unaudited pre-tax income for its fiscal year ended December 31, 2003, of $36,608. It is a personally owned service company of Mr. Gobind Sahney, a director. The amount being paid in stock ($6,345) is essentially for good will. In effect, at closing, Feminique will be purchasing experienced management in the form of Mr. Sahney and the servicing infrastructure essential for executing the Company's business plan. The foregoing information is not part of the financial information contained in the Company's Annual Report which is enclosed with this Proxy Statement. Subject to closing, the long term financial effects of the newly acquired company will be reflected in the future consolidated statements of Feminique.

     Max Khan has entered into an employment agreement with Feminique. Subject to an increase in the authorized common stock of Feminique, the employment agreement with Max Khan provides that he will be issued 64,500,000 shares of common stock (4,300,000 shares post reverse stock split). It also provides for
(a) an annual base salary of $180,000 effective April 1, 2004; (b) an annual bonus in the discretion of the Board of Directors based upon performance for the prior year to be paid during the first quarter of the next succeeding year; (c) Personal and family medical and other health, life and disability benefits afforded by any Company plan are to be borne by the Company, including any deductible or co-payment requirements of such plan, up to $10,000 per year; (d) a six-week vacation annually (e) severance pay pursuant to formula; (f) participation in Company Stock Option Plans.

     The employment agreement will terminate on December 26, 2006 unless extended by the Company.

     Pursuant to agreement dated January 22, 2004, between Feminique and Matterhorn Holdings, Inc. a principal shareholder of the Company (of which John Figliolini, a former officer, and director is a principal shareholder and chief executive officer) Matterhorn has been retained as a management and marketing consultant to provide services for the Company's growth in the debt acquisition collection and management business. Matterhorn assisted the Company in obtaining $1,000,000 in funding through convertible loans whereby Feminique obtained the means to purchase its initial two portfolios of distressed receivables. Matterhorn will consult with management on a regular basis to provide management and marketing advice and assistance in identifying and introducing potential acquisition candidates to the Company. As compensation for its services, and subject to approval of shareholders to increase the authorized shares of common stock to 325,000,000 shares and the one-for-fifteen reverse stock split of Feminique's outstanding shares of common stock. Matterhorn will receive restricted non-callable five-year warrants to purchase a total of 98,400,000 shares (or 6,560,000 post-split shares) of common stock of the Company excercisable at a price of $.0.0005 per share (pre-reverse stock split). At the time the Consulting Agreement was entered into, the price for Feminique's Common Stock in the over the counter "gray sheets" was $0.0001 per share. The warrants contain piggy back rights to join in future registration statements filed by the Feminique with the SEC at the Company's expense. The Warrants also contain adjustments in price in the event of stock splits, dividends; merges or consolidations.


                         MANAGEMENT POLICIES FOR GROWTH
                         ------------------------------


INCREASE IN REVENUE THROUGH ACQUISITION

     As of February __, 2004, there were 75,000,000 shares of common stock outstanding. The Company has effectively implemented the Plan of Reorganization and satisfactorily raised private financing to enable it to commence operations through its recently organized subsidiary, Receivable Acquisition and Management Corp. of New York. In addition to our Company's need for cash to acquire additional receivables, it intends to pursue its current acquisition policy to acquire additional assets or companies having assets and/or operations which are compatible with the Company's business; and (c) to provide additional shares for funding and growth. Management believes that this policy of growth through operation and acquisition can best be pursued through utilization of equity (Common Stock) as opposed to cash. The Company is constantly in need of its cash reserves for operations and for internal growth as its revenues continue to increase. The proposed increase in capitalization is deemed necessary by management to provide a sufficient amount of shares that will enable the Company to raise capital, to be flexible in proposals for acquisition candidates and to consider significant acquisition of distressed receivables. The increase will provide wherewithal for management to consider and aggressively pursue a desirable acquisition candidate and distressed receivables. (of relatively significant size) without the necessity of further requesting shareholders to authorize an increase in the capitalization with the statutory and regulatory delays which are usually occasioned thereby. In many instances, such a delay could result in loss of opportunity. The proposed increase in capitalization is deemed by management to enable it to meet potential anticipated operational objectives by providing shares for future funding, if necessary or warranted, and to provide shares for continued growth by acquisition. The Company plans to consider or pursue desirable acquisition candidates and distressed receivablesAlthough the Company will enter into discussions with potential acquisition candidates or asset acquisitions, except for the acquisition of General, there are no specific agreements in place for any new acquisition candidate or asset acquisition at this time. In addition the increased capitalization will give management the flexibility to issue stock dividends to shareholders, as deemed appropriate.



POSSIBLE ADVERSE ASPECTS FOR SHAREHOLDERS

     An increase in the authorized shares of Common Stock (and authorization of preferred stock) shall enable management to make additional issuances of Common Stock (or preferred stock) without approval of shareholders. Such issuances of common stock will dilute the percentage ownership of the Company by existing shareholders, and any issuances of preferred stock, if convertible into common stock, may have similar dilutive consequences. Furthermore, preferred stock may grant preference in dividends to the preferred stockholder over the common stockholder. In addition, a further consequence of increasing the authorized shares of Common Stock (or creation of a series of Preferred Stock) of the Company is that management will have the potential ability, without approval of shareholders to issue such common shares or create and issue such preferred stock (convertible into common stock in desirable conversion ratios) so as to make more difficult, or to stave off hostile and/or friendly takeover attempts by third parties. The foregoing will be applicable even if such a transaction may appear, on its face, to be favorable to the interests of the shareholders. Such anti-takeover measures may include declaring a dividend and issuing shares to the existing shareholders of the Company, or selling the shares, on agreeable terms to a friendly investor (a person or other entity whose interests are not opposed to those of the Company and its shareholders) or taking other measures with its authorized but unissued shares (without approval of shareholders) within its corporate powers to stave off takeover attempts. The use by management of anti- takeover measures which may include the issuance of additional shares, share dividends, and/or options to acquire shares at favorable prices, may have a dilutive effect on the Company's book value and further erode percentage ownership of shares by existing shareholders. However, there are currently no "anti-takeover" measures contemplated by the Company or included in any debt agreement, By-law or provision of the Company's Certificate of Incorporation or any amendment thereto and management does not plan or presently contemplate seeking shareholder approval for any such amendment to the By-Laws. Management believes shareholder approval may not be necessary should it desire, in the future, to implement the aforementioned anti-takeover measures heretofore discussed.

     The increase in the authorized number of shares together with other factors may also make the removal of management more difficult even if such removal would appear to be beneficial to shareholders generally, and may have the effect of limiting shareholder participation in certain transactions such as mergers or tender offers whether or not such transactions are favored by incumbent management. However, it is essential to note that whatever course of action management chooses to pursue, it is required and has a fiduciary obligation to do so in the best interests of the shareholders.

     As of February __, 2004, the Company had 75,000,000 shares of Common Stock issued and outstanding. The Company's certificate presently authorizes 75,000,000 shares of common stock. Accordingly, based upon the aforementioned reasons and the Company's current acquisition policy, Management has determined to request shareholder approval of its resolution to amend its Certificate of Incorporation to increase the authorized shares of Common Stock from 75,000,000 to 325,000,000 shares and authorize for an additional 10 million shares which shall be blank preferred stock. The foregoing will, among other things, provide the necessary shares for the Company to (a) issue 800,000 shares of preferred stock upon conversion of the 5% Note for Preferred stock which shall have the rights and preferences previously agreed upon with Artemis Equity Hedge Fund, Inc. in the 5% Convertible Note; and (b) issue and deliver shares of Common Stock to acquire General and for issuance to management and others as described elsewhere herein. Although these transactions have already been entered into and shareholder approval of such agreements per se is not being sought, management believes the foregoing issuances, exchanges and terms, are, under the circumstances, in the best interests of the Company and its shareholders.


                                  PROPOSAL ONE
                                  ------------

                              ELECTION OF DIRECTORS


The Board of Directors has nominated all of the current directors for re-election at the Annual Meeting. All directors serve until the next Annual Meeting of stockholders or until their successors are duly elected and qualified.

THE  NOMINEES

The following section gives information - provided by the nominees - about their principal occupation, business experience and other matters.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE FOLLOWING NOMINEES.

MAX KHAN

GOBIND SAHNEY

STEVEN LOWE

Feminique's current directors and nominees for election to serve until the next Annual Meeting of Shareholders are Messrs. Gobind Sahney, Max Khan and Steven Lowe. A brief background of each of them follows:

GOBIND SAHNEY, age 41, has a background in corporate finance and business management; past experience includes positions in public and private accounting; positions in mortgage banking where he was responsible for commercial real estate loan originations and underwriting; position with a private investment partnership as a Senior Analyst, where he was responsible for the identification, review, and analysis of investments and the investment decision; the founding and development of a successful advisory and research firm, advising companies on organizing and/or reorganizing themselves to attract capital, and/or recruit qualified managers and directors capable of guiding the companies to a higher level of performance and recognition, additional services involved the specific functions of corporate finance and merger and acquisition advisory services for the client entities; the founding and guidance of a successful consumer finance (credit card) marketing organization affiliated with MBNA America Bank. Mr. Sahney is a director of YES, Inc., Mr. Sahney is a lifetime member of the National Eagle Scout Association; member Babson College Board of Trustees; the Babson College Asian Advisory Board; Trustee of the Scripps Whittier Institute for Diabetes/Chairman 2001; the Indus Entrepreneurs San Diego Chapter. Mr. Sahney is the principal owner of General Outsourcing Services Inc., which specializes in the purchase, collection, restructuring, resale and securitization of receivable portfolios acquired at deep discounts. Mr. Sahney is a graduate of Babson College with dual degrees in Finance and Accounting. Born in 1962, Mr. Sahney lives in San Diego and has 2 children.

MAX KHAN, age 37, has been in the financial industry since 1987. He began his career as a financial consultant in New York. Mr. Khan founded Alliance Global Finance Inc. in 1992 with focus on corporate finance and investment banking. He is the co-founder of NewTrad Investors Inc("NewTrad") . NewTrad is a hedge fund advisory firm and advises Japanese institutional investors in their diversification into alternative assets. Mr. Khan has a Bachelors Degree in Accounting and Economics from City University of New York and MBA from Pace University (New York). He is married with 2 children and lives in New Jersey.

STEVEN LOWE, age 45, is a practicing attorney in the State of California and is the Secretary and director of the Company since April, 2003. Mr. Lowe is the principal of his own law firm since January 1991 and continues to actively practice law in California.


                                  PROPOSAL TWO
                                  ------------

                      RATIFICATION OF SELECTION OF AUDITORS


The Board of Directors has selected Bagell Josephs & Company LLC (Bagell) as the independent auditors of Feminique for 2004. Bagell commenced performing auditing services for Feminque almost immediately upon its emergence from Chapter 11 proceedings has served as the independent auditors of the Company since 1983. Arrangements have been made for a representative of Bagell to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate stockholder questions. The selection of Bagell as the Company's auditors must be ratified by a majority of the votes cast at the Annual Meeting. Bagell is approved by the new PCAOB - Public Company Accounting Oversight Board, and is a member and compliant with the newly formed reorganized AICPA SEC Division called AICPA CENTER FOR PUBLIC COMPANY AUDITS. The firm is current with its peer review system and has maintained an unqualified quality control status since the inception of the peer review system established by the AICPA.

Audit Fees. The aggregate fees billed for professional services rendered for the audit of our financial statements for the fiscal year ended September 30, 2003 and the review of the Company's financial statements included in our quarterly filings on Form 10QSB during that fiscal year were $24,800. There were no other fees paid for other services performed by Bagell Josephs & Company LLC or its employees.


                                 PROPOSAL THREE
                                 --------------

                      PROPOSED AMENDMENT OF THE COMPANY'S
         CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES
          OF COMMON STOCK FROM 75,000,000 SHARES TO 325,000,000 SHARES

     Article Fourth of the Company's Certificate of Incorporation presently reads: FOURTH:

     The corporation shall be authorized to issue the following shares:


                          Number of
                Class       Shares      Par Value

               Common     75,000,000     $0.001

     Subject to the approval of shareholders, the Board of Directors intends to amend the Company's Certificate of Incorporation to provide for a new Article (Fourth) thereof, as follows:

"FOURTH: The corporation shall be authorized to issue the following shares:

                          Number of
                Class       Shares      Par Value

               Common     325,000,000     $0.001


     The increase in the number of authorized shares of common stock, when and if issued, will not in any way change the inherent rights of existing or future common shareholders. If and when issued, each share of additional authorized Common Stock will continue to: (1) entitle the holder to one vote per share on matters to be voted upon by the shareholders; (2) not entitle the holder to any cumulative voting, cumulative dividends, preemptive, subscription or redemption rights; (3) entitle the holder to receive dividends from available funds, if and when declared by the Company's Board of Directors; (4) entitle the holder to share ratably in the assets of the Company legally available for distribution to shareholders in the event of liquidation, dissolution or winding up of the Company. (SEE POSSIBLE ADVERSE ASPECTS FOR SHAREHOLDERS).


REQUIRED VOTE FOR ADOPTION

     Under Delaware Law the affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for the approval of Proposal 1, the proposed amendment to the Company's Certificate of Incorporation which increases the authorized shares of Common

Stock available for issuance. Once given effect, a majority vote of the Company's Common Stock at a properly called meeting at which a quorum is present will be required to repeal or modify the amendment.


                          RECOMMENDATION OF MANAGEMENT

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION INCREASING THE AUTHORIZED COMMON STOCK OF THE COMPANY FROM SEVENTY FIVE MILLION (75,000,000)
SHARES  OF  COMMON  STOCK  TO THREE-HUNDRED TWENTY-FIVE MILLION SHARES OF COMMON
STOCK,  PAR  VALUE  $.001  PER  SHARE.

                                  PROPOSAL FOUR
                                  -------------

     PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO AUTHORIZE 10,000,000 SHARES OF BLANK PREFERRED STOCK

Article Fourth of the Company's Certificate of Incorporation presently only provides for the issuance of Common Stock and makes no provision for the issuance of any other class of stock or any preferred stock.

Subject to the approval of shareholders and IN ADDITION TO THE AMENDMENT OF ARTICLE FOURTH CONTAINED IN PROPOSAL NUMBER THREE (ABOVE), management proposes to amend Article Fourth of the Company's Certificate of Incorporation to authorize the issuance of 10,000,000 shares of blank preferred stock, and to read as follows:


     "FOURTH: The corporation shall be authorized to issue the following shares:


               Class           Shares             Par
-------------------------------------------------------

               Common        325,000,000*       $0.001
               Preferred      10,000,000         0.001

________________________

* Presumes the authorization of an increase in Common Stock pursuant to proposal Three

     "The total number of shares of capital stock of all classifications which the Corporation shall have the authority to issue is (335,000,00) shares, of which (i) (325,000,000) shares shall be designated common stock, having a par value of $.001 per share, and (ii) TEN MILLION (10,000,000) shares shall be designated "Preferred Stock" having a par value of $.001 per share.

     (a) All shares of common stock will be equal to each other and shall have all the rights granted to stockholders under the General Corporation Law of the State of Delaware, as amended, and the Certificate of Incorporation, including, without limitation, one vote for each share outstanding in the name of each holder, the power to elect directors or consent or dissent to any action to take place at any regular or special meeting of stockholders, and the right to receive dividends and distributions subject to the rights and preferences of any outstanding shares of Preferred Stock authorized hereby.
     (b) The Preferred Stock may be issued from time to time pursuant to resolution of the Board of Directors in one or more classes and one or more series of each class with specified serial designations, shares of each series of any class shall have equal rights and shall be identical in all respects, and
     (1) may have specified voting powers, full or limited or may be without voting power, (2) may be subject to redemption at such time or times as may be designated, and at designated prices; (3) may be entitled to receive dividends (which may be cumulative or non-cumulative) at designated rates, on such conditions and specified times, and payable in any other class or classes of stock; (4) may have such rights upon the dissolution of, or upon any distribution of the assets of, the corporation; (5) may be made convertible into, or exchangeable for shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation, at such price or prices or at specified rates of exchange and with specified designated adjustments; and (6) may contain such other special rights and qualification, as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such Preferred Stock from time to time adopted by the Board of Directors pursuant to the authority so to do which is hereby granted and expressly vested in the Board of Directors.

     The Board of Directors shall have authority to cause the Corporation to issue from time to time, without any vote or other action by the stockholders, any or all shares of stock of the corporation of any class or series at any time authorized, and any securities convertible into or exchangeable for any such shares, and any options, rights or warrants to purchase or acquire any such shares, in each case to such persons and on such terms (including as a dividend or distribution on or with respect to, or in connection with a split or combination of, the outstanding shares of stock of the same or any other class or series) as the Board of Directors from time to time in its discretion lawfully may determine; provided, that the consideration for the issuance of shares of stock of the corporation (unless issued as such a dividend or distribution or in connection with such a split or combination) shall not be less than the par value of such shares. Shares so issued shall be fully-paid stock, and the holders of such stock shall not be liable to any further calls or assessments thereon."

     Subject to the approval of the proposed amendment to the Certificate of Incorporation by shareholders, upon the filing of such Certificate of Amendment, the Board of Directors will cause a Certificate of Designation of Rights and Preferences to be filed, outlining the rights and preferences of the class of Preferred Stock issuable to Artemis as heretofore described.


Effect on Future Shareholder Rights and Possible Adverse Aspects to Existing Shareholders

     The proposed 800,000 shares of Preferred Stock to be authorized and issued to Artemis Equity Hedge Fund, Inc. (Artemis) subject to shareholder approval of the amendment to the Certificate of Incorporation authorizing the 10,000,000 shares of Blank Preferred Stock, shall give the holder a priority in liquidation of the Company, up to $880,000. If such liquidation were to occur shortly after approval by shareholders, a substantial amount of the net proceeds derived from such liquidation would be allocable to the Preferred Stockholder prior to any funds being allocable to common stockholders.

     In the event Proposal Three is adopted by shareholders, since Artemis' 5% Convertible note is due on March 30, 2004 and is convertible into Preferred stock (which has no voting rights), the existing percentage of voting control of common stockholders will not be affected by the conversion. The Preferred stock bears a 10% redemption premium and a 110% preference on liquidation and will be redeemable by the Company within 18 months from Notice of Conversion at which time it will receive its outstanding principal amount plus a 10% premium.

     The proposed amendment also authorizes the Board of Directors in its discretion, to issue Preferred Stock of different classes (in addition to those heretofore discussed in connection with the Artemis transaction). The proposed authority gives the Board of Directors maximum discretion to fashion rights and preferences for future Preferred Stock to be issued and to issue such shares without further approval of shareholders. This is deemed necessary by management to give it the broad latitude to act quickly when an acquisition opportunity presents itself and be able to fashion preferred stock containing rights and preferences in a variety of ways. Such possible future issuances (with no requirement to obtain shareholder approval prior thereto) may be specifically fashioned by management in a manner which will increase the likelihood of achieving the corporate objective for an acquisition of assets or acquisition of another company and may contain rights and preferences which are different to those granted to Artemis. However such newly issued preferred stock may also have an adverse effect on the interests of common stockholders due to provisions therein which may provide for voting, anti-dilution, conversion, priority in liquidation and possibly other factors not yet predictable or calculable. (See Possible Adverse Aspects For Shareholders").

REQUIRED VOTE FOR ADOPTION

     Under Delaware Law the affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for the approval of Proposal 4, the proposed amendment to the Company's Certificate of Incorporation to authorize the Company to issue 10,000,000 shares of Preferred stock and thereby increases the total authorized shares available for issuance. Once given effect, a majority vote of the Company's Common Stock (and outstanding preferred stock if the preferred stock is subject to repeal or modification)at a properly called meeting at which a quorum is present will be required to repeal or modify the amendment.

                          RECOMMENDATION OF MANAGEMENT

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION AUTHORIZING 10,000,000 SHARES OF BLANK PREFERRED STOCK PAR VALUE $.001.

                                  PROPOSAL FIVE
                                  -------------

                     AMEND THE CERTIFICATE OF INCORPORATION
                     TO CHANGE THE  NAME OF THE CORPORATION
                                       TO
                RECEIVEABLE ACQUISITION & MANAGEMENT CORPORATION

     The Plan of Reorganization has mandated a change of name for the corporation. Since the Company has not engaged in manufacture and/or sale of Feminine hygiene products for a number of years, it believes a change of name is appropriate. As all shareholders have been made aware, the Company is currently engaged in the business of acquisition, servicing and collection of aged receivables. Accordingly management believes that the name "Receivable Acquisition and Management Corporation " provides the appropriate identity of the corporation and removes the misleading characteristic of it being a feminine hygiene company.

     Management anticipates a need to change the Company's trading symbol for its shares which are presently traded on the unofficial OTC gray sheets market under the symbol "FEMQQ" and, subject to shareholder approval for the change of name, will propose a new symbol for the Company. As of the date hereof, management intends to propose RAMC, as its new symbol, however no application therefor has been submitted by the Company.

               Proposed Amendment of Certificate of Incorporation

Article  "First"  of the Company's certificate of incorporation presently reads:
"First: the name of the corporation is "Feminique Corporation "

     Subject to the approval of shareholders, the Board of Directors has resolved to amend the Company's certificate of incorporation to provide for a new article First thereof to read as follows:

"First:  the  name  of  the  corporation is: Receivable Acquisition & Management
Corporation.  Required  Vote  for  Adoption

     Under Delaware Law the affirmative vote of a majority of the outstanding shares of the Company's Common Stock is required for the approval of the Proposal five.

                          Recommendation of Management

THE BOARD OF DIRECTORS RECOMMENDS A VOTE APPROVING THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION FROM FEMINIQUE CORPORATION, TO "RECEIVEABLE ACQUISITION AND MANAGEMENT CORPORATION".


                                  PROPOSAL SIX
                                  ------------

         APPROVAL OF THE COMPANY'S 2004 STATUTORY & NON-STATUTORY STOCK
                                  OPTION PLAN

On February __, 2004, Feminique's Board of Directors approved the Feminique Corporation 2004 Statutory and Non-statutory Stock Option Plan (the "Plan") and recommended formalizing and submitting the plan to stockholders for approval at the Annual Meeting. The plan will become effective on March __, 2004.

The Board of Directors of the Company will administer the Plan.

The plan affords key employees, officers, and consultants, who have a relationship with and who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company; thereby it can create in such individuals a greater concern for the welfare of the Company and its subsidiaries. The Company, by means of this 2004 Statutory and Non-Statutory Stock Option Plan, seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. The following summary is qualified by reference to the complete text of the Plan, which is attached hereto.

             THE 2004 STATUTORY AND NON-STATUTORY STOCK OPTION PLAN
             ------------------------------------------------------

Up to 37,500,000 shares of common stock, (2,500,000 shares post-split) subject to adjustments for stock dividends, splits and other events that affect the number of shares of common stock outstanding, may be issued under the plan. Stock subject to purchase under the plan will be shares of common stock that have been authorized but unissued, or have been previously issued and reacquired by the Company, or both.

Maximum Purchase. The options offered under the plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant. The options granted under the plan are intended to be either Incentive Stock Options ("ISO") or Non- Qualified Stock Options ("NQSO"). The aggregate fair market value of shares subject to an ISO to a participant's stock purchases in any calendar year shall not exceed one hundred thousand dollars ($100,000.00).

Option. Participants will receive an option. The option will state the number of shares of common stock to be purchased underlying the options granted.

Exercise Price. The purchase price per share purchasable under an option will be determined by the Committee, provided, however, that such purchase price shall not be less than 90% of the fair market value of a share on the date of grant of such option; provided further, any option granted to a participant who, at the time such option is granted, is an officer or director of the Company, the purchase price shall not be less than 100% of the fair market value of a share on the date of grant of such option. However, in the case of an ISO granted to a participant who, at the time such option is granted, is deemed to be a 10% Shareholder, the purchase price for each share will be such amount as the Committee in its best judgment shall determine to be not less than 110% of the fair market value per share on the date the ISO is granted.

Term of Option. The term of each option shall be fixed by the Committee which in any event will not exceed a term of 10 years from the date of the grant, provided, however, that the term of any ISO' granted to any 10% Shareholder will not be exercisable after the expiration of 5 years from the date such ISO was granted.

Termination of Employment. The Committee will determine the effects of a participant's retirement, death, disability, leave of absence or any other termination of employment during the Term of any option.

Amendments. The Board may amend, alter, suspend, discontinue or terminate the plan; provided, however, that, notwithstanding any other provision of the plan or any option, without approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination will be made that, absent such approval, (1) would cause Rule 16b-3 to become unavailable with respect to the Plan, (2) would violate the rules or regulations of any national securities exchange on which the shares of the Company are traded or the rules or regulations of the NASD that are applicable to the Company, or (3) would cause the Company to be unable, under the Code, to grant ISOs under the plan.

Federal  Income  Tax  Consequences
----------------------------------

The following is a general summary of the federal income tax consequences under current tax law of NQSOs and ISOs. It does not purport to cover all of the special rules, including special rules relating to optionees subject to Section 16(b) of the Exchange Act and the exercise of an option with previously acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

An optionee will not recognize taxable income for federal income tax purposes upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income.

In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributed to deferral preferences (including the ISO adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

Although management believes it is in the interests of shareholders that the Plan be approved in order to attract and retain qualified employees and consultants, since the plan authorizes the grant of options to purchase up to 37,500,000 shares of common stock, the grant and exercise of the options would tend to dilute the percentage ownership of shareholders in the Company. Furthermore, the nature of the options is such that the options would be exercised at a time that the Company likely would be able to derive a higher price for Company shares than the exercise price.

The Board believes the plan is an effective means of aligning the interests of a broad range of employees with the interests of our stockholders.

                                 PROPOSAL SEVEN
                                 --------------

           GRANT APPROVAL FOR MANAGEMENT TO DECLARE A ONE-FOR-FIFTEEN
                              REVERSE STOCK SPLIT

     The Company's stockholders are being asked to approve action by the Board of Directors, in its discretion, to effect a one for fifteen reverse stock split of its issued and outstanding common stock (the "Reverse Stock Split") subject to approval of the increased authorized capitalization of Common Stock at any time within 90 days of the annual meeting. In its discretion, the Board of Directors would be empowered to combine the common stock in a ratio of one share for each outstanding fifteen shares of Common Stock.

     We believe that the current market price of its common stock does not reflect the Company's value and will have a negative effect on the marketability of the existing shares, the percentage of transaction costs paid by individual stockholders and the potential ability of the Company to raise capital or acquire businesses by issuing additional shares of its common stock. The Company believes that the decrease in the number of shares outstanding will make it more attractive to possible merger or acquisition candidates and may enhance its ability to raise capital through the financial markets.

     The Board of Directors has adopted a resolution declaring the advisability of the Reverse Stock Split, subject to stockholder approval, and authorizing any other action it deems necessary to effect the Reverse Stock Split at any time prior to the next annual meeting of shareholders.

     If approved by the stockholders of the Company, the Reverse Stock Split would become effective on any date selected by the Board of Directors however, the Board of Directors reserves the right, even after stockholder approval, to forego or postpone declaring such reverse stock split if such action is determined not to be in the best interests of the Company and its stockholders. If the Reverse Stock Split is not subsequently implemented by the Board of Directors within 90 days, stockholder authority for the proposed Reverse Stock Split will be deemed abandoned, without any further effect. In such case, the Board of Directors must again seek stockholder approval at a future date for a share combination or reverse stock split if it deems it to be advisable at that time.

     While management anticipates that the Reverse Stock Split will facilitate the Company's access to capital, its ability to make acquisitions and its ability to conduct other corporate activities, there can be no assurance that following the proposed Reverse Stock Split the Company will be able to complete any of these undertakings. There can be no assurance that the market price of the common stock immediately after the proposed Reverse Stock Split as it may become adjusted, will be maintained for any period of time, or that the market price of the common stock after the proposed Reverse Stock Split will exceed the current market price.

If the Reverse Stock Split is approved and the Board of Directors elects to effect the Reverse Stock Split, then each outstanding share of common stock as of the effective date for the Reverse Stock Split (Effective Date") will immediately and automatically be changed, as of that date into a number which reflects the one share for fifteen share ratio chosen by the Board of Directors. In addition, proportional adjustments will be made to the maximum number of shares issuable under the Company's stock option plans, as well as the number of shares issuable upon exercise and the exercise price of any of the Company's outstanding options and warrants. No fractional shares of common stock will be issued in connection with the Reverse Stock Split. Each fraction will be rounded to the nearest whole number i.e. The fraction at or above one-half shall be the next whole number and fractions below one-half shall be the preceding lower whole number.

     If the reverse stock split, is approved by the stockholders and effected by the Board of Directors, the Board of Directors will fix a record date for determination of shares which will be subject to the Reverse Stock Split. As of the date of this Proxy Statement, the Board of Directors had not fixed a record date for the Reverse Stock Split.


     Because the Reverse Stock Split if declared, will apply to all issued and outstanding shares of common stock and outstanding rights to purchase common stock or to convert other securities into common stock, the proposed Reverse Stock Split will not alter the relative rights and preferences of existing stockholders, However, since there will also have been an increase in the authorized capitalization of common stock, future issuances will affect percentage ownership of shares of existing shareholders unless such issuances involve a stock awarded or stock split.

THE  BOARD  OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ONE FOR FIFTEEN

(1 for 15) REVERSE STOCK SPLIT

                             Shareholder Proposals:

Management  plans  to  hold  its next annual meeting of shareholders on or about
March 15, 2005, and all shareholder proposals intended to be presented at the next annual meeting must be received by the Company by November 15, 2004 for inclusion in the Company's next proxy statement. If the date of the next annual meeting is subsequently advanced by more than 30 calendar days or delayed by more than 90 calendar days from the date of the annual meeting to which the proxy statement relates, the Company shall, in a timely manner, inform security holders of such change, and the date by which proposals of security holders must be received by any means reasonably calculated to inform them.


                              Financial Statements
     The audited consolidated financial statements of Feminique and Management's Discussion and Analysis or Plan of Operation are included in the Annual Report also enclosed with this proxy statement.




                                  FORM OF PROXY

FEMINIQUE  CORPORATION



(Printed Name) (Title)


Date

PROXY  CARD

FEMINIQUE  CORPORATION
PROXY  FOR  THE  ANNUAL  MEETING  OF STOCKHOLDERS TO BE HELD ________, 2004 THIS
PROXY  IS  SOLICITED  ON  BEHALF  OF  THE  BOARD  OF  DIRECTORS

The undersigned hereby appoints Max Khan and/or Steven Lowe, and each of them, Proxy with power of substitution each, for and in the name of the undersigned, and hereby authorize each of them jointly and/or severally to represent and to vote, all the shares of common stock of Feminique Corporation, a Delaware corporation ("Company"), that the undersigned would be entitled to vote at the Company's Annual Meeting of Stockholders ("Annual Meeting") on April 23, 2002 and at any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting, hereby revoking any Proxy heretofore given. The Proxies are further authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting. This proxy will be voted as specified. If no direction is made, this proxy will be voted in favor of all proposals.

THE BOARD RECOMMENDS A VOTE "FOR" EACH NOMINEE AND FOR PROPOSALS 2, 3, 4, 5, 6, and 7.

Election of Directors (check one box only for each director)

PROPOSAL  ONE  -  ELECTION  OF  DIRECTORS

FOR  [   ]           AGAINST  [   ]      MAX  KHAN

FOR  [   ]           AGAINST  [   ]      GOBIND  SAHNEY

FOR  [   ]           AGAINST  [   ]      STEVEN  LOWE

INSTRUCTION-  To  withhold  vote  from  any  nominee,  circle  the  name  on the above  list

(Continued and to be singed and dated on reverse side)




(Back of Card)

PROXY  CARD
(Please sign and date below)

PROPOSAL TWO. To ratify the selection of BAGELL JOSEPHS & COMPANY as independent auditors for the Company.

          FOR  [  ]  AGAINST  [  ]  ABSTAIN  [  ]

PROPOSAL THREE. To Amend the Certificate of Incorporation to increase the authorized Shares of Common Stock from 75,000,000 shares to 325,000,000 shares.

          FOR  [  ]  AGAINST  [  ]  ABSTAIN  [  ]

PROPOSAL FOUR. To Amend the Certificate of Incorporation to authorize issuance of 10,000,000 shares of Blank Preferred Stock

          FOR  [  ]  AGAINST  [  ]  ABSTAIN  [  ]

PROPOASAL FIVE. To Amend the Certificate of Incorporation to change the name of the Company to RECEIVEABLE ACQUISTION MANAGEMENT CORPORATION.

          FOR  [  ]  AGAINST  [  ]  ABSTAIN  [  ]

PROPOSAL  SIX. To approve the 2004 Statutory and Non-Statutory Stock Option Plan

          FOR  [  ]  AGAINST  [  ]  ABSTAIN  [  ]

PROPOSAL  SEVEN.  To  approve  Management's Declaration of a Reverse Stock split

          FOR  [  ]  AGAINST  [  ]  ABSTAIN  [  ]


(Please  Print  Name)                         Date:  __________,  2004

(Signature  of  Stockholder)  (Title,  if  applicable)  (Please  Print  Name)

(Signature  of  Stockholder)  (Title,  if  applicable)
NOTE: PLEASE SIGN YOUR NAME OR NAMES EXACTLY AS SET FORTH HEREON. FOR JOINTLY OWNED SHARES, EACH OWNER SHOULD SIGN. IF SIGNING AS ATTORNEY, EXECUTOR, COMMITTEE, TRUSTEE OR GUARDIAN, PLEASE INDICATE THE CAPACITY IN WHICH YOU ARE ACTING. PROXIES EXECUTED BY CORPORATIONS SHOULD BE SIGNED BY A DULY AUTHORIZED OFFICER. PLEASE DATE AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED

FEMINIQUE CORPORATION 2004 STATUTORY AND NON-STATUTORY STOCK OPTION PLAN

SECTION 1

PURPOSES

Feminique Corporation (the "Company") desires to afford certain of its key employees, officers, directors and consultants who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and thus to create in such individuals an increase in and greater concern for the welfare of the Company and its subsidiary.

The Company, by means of this 2004 Statutory and Non-Statutory Stock Option Plan (the "Plan"), seeks to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions.

The stock options offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any key employee or consultant.

The stock options granted under the Plan are intended to be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not meet the requirements for incentive stock options.




SECTION 2

DEFINITIONS.

As used in the Plan, the following terms shall have the meanings set forth below:

(a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest.

(b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(c) "Committee" shall mean the Board of Directors, or a committee of the Board of Directors of the Company designated by resolution of the Board of Directors to administer the Plan, which shall consist of not less than two (2) "Non-Employee Directors," as such term is defined in Rule l6b-3 (b) (3) (i) promulgated under the Securities Exchange Act of 1934, as amended, each having the requisite qualifications thereunder to satisfy the requirements of Rule 16b-3.

(d) "Company shall mean FEMINIQUE CORPORATION", a Delaware corporation.

(e) "Eligible Person" shall mean any employee, officer, director or consultant providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person. A director of the Company who is not also an employee of the Company or an Affiliate shall be an Eligible Person for so long as he continues his relationship as a director.

(f) "Fair Market Value" shall mean the closing "bid" price of the Company's Shares on the date in question as quoted on the Electronic Bulletin Board of the National Association of Securities Dealers or its Automated Quotation System ("NASDAQ") or on any successor national stock exchange on which the Common Stock is then traded, provided, however, that if on the date in question there is no reported or public market for the Company's Shares and they are neither quoted on "NASDAQ" nor traded on a national securities exchange, then the Committee shall, in its sole discretion and best judgment, determine the Fair Market Value.

(g) "Family Member" shall mean a mother, father, sister, brother, son, daughter, grandson or granddaughter.

(h)"Incentive Stock Option" shall mean an option granted under the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(i) "Non-Qualified Stock Option" shall mean an option granted under the Plan that is not intended to be an Incentive Stock Option.

(j) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

(k) "Option Agreement" shall mean any written agreement, contract or document evidencing any Option granted under the Plan.

(l) "Participant" shall mean an Eligible Person designated to be granted an Option under the Plan.

(m) "Person" shall mean any individual, corporation, partnership, association, limited liability company, association or trust.

(n) "Plan" shall mean this 2004 Statutory and Non Statutory Stock Option Plan, as amended from time to time.

(o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(p) "Shares" shall mean shares of Common Stock, $.001 par value, of the Company.

(q) "Vesting of Options" shall mean the determination when an option is deemed owned by the option holder from the time of grant until the termination date of the option. Once vested, the option (or part that is vested) shall not be capable of divestment from the owner, even if the employee (or consultant) terminates his relationship to the Company - except in the case of an employee or consultant terminated for cause (as defined under the plan).



                                    SECTION 3

                                 ADMINISTRATION.


      (a) Power and Authority of the Committee.  The Plan shall be administered
          -------------------------------------
by the Board of Directors, or, pursuant to resolution of the Board of Directors, a committee consisting of at least two disinterested non-employee directors, (the "Committee"). Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the types of Options (e.g., whether Incentive Stock Options or Non-Qualified Stock Options) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by each Option; (iv) determine the terms and conditions of any Option Agreement;
(v) amend the terms and conditions of any Option Agreement and accelerate the exercisability of Options covered thereunder; (vi) determine whether, to what extent and under what circumstances Options may be exercised in cash, Shares or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances Options shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or Option Agreement relating to, or Option granted under the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Option granted under the Plan and any employee of the Company or any Affiliate.

                                    SECTION 4

                       AVAILABLE SHARES SUBJECT TO OPTION
                       ----------------------------------

a) Shares Available. The total number of Shares for which Options may be granted pursuant to the Plan shall be 37,500,000 Shares of the Common Stock in the aggregate, subject to adjustment as provided in Section 4(c). If any Shares covered by an Option or to which an Option relates are not purchased or are forfeited, or if an Option otherwise expires, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Option, to the extent of any such forfeiture or termination, shall again be available for Options under the Plan.

(b) Accounting for Shares Covered by an Option. For purposes of this Section 4, the number of Shares covered by an Option shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan.

(c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar rights to purchase Shares or other securities of the Company or other similar corporation transaction or event affects the Shares subject to Option grants under the Plan such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of Shares which may thereafter be made the subject of Options; (ii) the number of Shares subject to outstanding Option awards; (iii) the purchase or exercise price with respect to any Option, provided, however, that the number of Shares covered by an Option or to which such Option relates shall always be a whole number.

(d) Incentive Stock Options. Notwithstanding the foregoing, the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 37,500,000, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provisions.

                                    SECTION 5

                                   ELIGIBILITY

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Option and the terms of any Option, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors) and consultants; and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

                                    SECTION 6

                                 OPTION AWARDS.

The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price. The purchase price per Share purchasable under an Option
    ---------------
shall be determined by the Committee, provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option, provided further, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Option is granted, owns Shares of the Company or shares of any subsidiary corporation or parent corporation of the Company which possesses more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company (hereinafter, a "10% Shareholder"), the purchase price for each Share shall be such amount as the Committee in its best judgment shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per Share at the date the Incentive Stock Option is granted. In determining stock ownership of a Participant for any purposes under the Plan, the rules of Section 424(d) of the Code shall be applied, and the Committee may rely on representations of fact made to it by Participant and believed by it to be true.

(ii) Option Term. The term of each Option shall be fixed by the Committee which
     ------------
in any event shall not exceed a term (10) years from the date of the grant, provided, however, that the term of any Incentive Stock Option granted to any 10% Shareholder shall not be exercisable after the expiration of five (5) years from the date such Incentive Stock option was granted.

(iii) Maximum Grant of Incentive Stock Options. The aggregate Fair Market Value
      -----------------------------------------
(determined on the date the Incentive Stock Option is granted) of Shares subject to an Incentive Stock Option (when first exercisable) granted to a Participant by the Committee in any calendar year shall not exceed $100,000.

(iv) Time and Method of Exercise. Subject to the provisions of the Plan, the
     ----------------------------
Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other property, cancellation of credit or amounts due optionee from Company, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(v) Vesting of Options. Options granted to participants under the Plan shall
    -------------------
reflect that the Options are vested either immediately on grant or shall vest over time, in the discretion of the Committee.

(a) All Options under the Plan shall be required to be vested prior to exercise and if the entire option is not fully vested at the time of exercise, only that portion of the option that is vested shall be exercisable.

(vi) Limits on Transfer of Options. No Option shall be transferable by a
     ------------------------------
Participant except to family members or otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any Shares purchased with respect to any Option upon the death of the Participant. Each Option shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. No Option or Shares underlying any Option shall be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vii) Restrictions: Securities Exchange Listing. All certificates for Shares
-------------------
delivered upon the exercise of Options under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a national securities exchange, the Company shall not be required to deliver any Shares covered by an Option unless and until such Shares have been admitted for trading on such securities exchange.

(viii) Termination of Employment or relationship.
       ------------------------------------------

(A) Upon termination of the employment, or relationship or consultancy, as the case may be, of any Participant, any non-vested Option previously granted to the Participant, unless otherwise specified by the Committee in the Option, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

(a) If the Participant shall die while in the employ of the Company or during a period after termination of employment as specified in clause (b) below and at a time when such Participant was entitled to exercise an Option as herein provided, the legal representative of such Participant, or such Person who acquired such Option by bequest or inheritance or by reason of the death of the Participant, may, not later than one (1) year from the date of death, exercise any non-vested Option which was not theretofore exercise in respect of any or all of such number of Shares as specified by the Committee in such Option; and

(b)With respect to Participants who are employees, if the employment of any employee to whom such Option shall have been granted shall terminate by reason of the Employee's retirement (at such age or upon such conditions as shall be specified by the Board of Directors), disability (as described in Section 22(e)
(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee Participants entitled to exercise such option as herein provided, such employee Participant shall have the right to exercise any non-vested Option held by him (or her), to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including twelve (12) months after the date of such termination of employment. In the event death occurs during the 12 month period after termination for any reason other than for cause, the time for such optionee's representative to exercise such option shall extend to one (1) year from date of death of the optionee.

(B) If a Participant voluntarily terminates his or her employment or consultancy, as the case may be, any non-vested Option granted hereunder shall, unless otherwise specified by the Committee in the Option, forthwith terminate with respect to any unexercised portion thereof.

(C) If a Participant is terminated for cause as hereinafter defined, all vested and non-vested options shall terminate immediately unless otherwise specified by the committee in the Option or at time of termination.

(D) If an Option granted hereunder shall be exercised by the legal representative of a deceased or disabled Participant, or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of death of any such person, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

(E) For all purposes of the Plan, the term "for cause" shall mean, (i) with respect to a Participant who is a party to a written employment or consultancy agreement with the Company, as the case may be, which contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment or consultancy thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements, or (ii) in all other cases, as determined by the Committee, in its sole discretion, that one or more of the following has occurred: (W) any failure by a Participant to substantially perform his or her employment or consultancy duties, as the case may be, which shall not have been corrected within thirty (30) days following written notice thereof, (X) any engaging by such Participant in misconduct or, in the case of an officer Participant, any failure or refusal by such officer Participant to follow the directions of the Company's Board of Directors or Chief Executive Officer of the Company which, in either case, is injurious to the Company or any Affiliate, (Y) any breach by a Participant of any covenant contained in the instrument pursuant to which an Option is granted, or (Z) such Participant's conviction of or entry of a plea of nolo contendre in respect of any felony, or of a misdemeanor which results in or is reasonably expected to result in economic or reputational injury to the Company or any of its Affiliates.

                                    SECTION 7

                     AMENDMENT AND TERMINATION: ADJUSTMENTS.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

(a) Amendments to the Plan. The Board of Directors of the Company may amend,
    -----------------------
alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Option Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i) would cause Rule 16b-3 to become unavailable with respect to the Plan;

(ii) would violate the rules or regulations of any national securities exchange on which the Shares of the Company are traded or the rules or regulations of the National Association of Securities Dealers, Inc. that are applicable to the Company; or

(iii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

(b) Amendments to Option Grants. The Committee may waive any conditions or
--------------------------------
rights of the Company under any outstanding Option grant, prospectively or retroactively. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Option grant, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.

(c) Correction of Defects, Omissions and Inconsistencies. The Committee may
    -----------------------------------------------------
correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.



                                    SECTION 8

                      INCOME TAX WITHHOLDING: TAX BONUSES.

(a) Withholding. In order to comply with all applicable federal or state income
    ------------
tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise of any Option, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise of any Option with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than the Shares issuable upon exercise of the applicable Option with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

(b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at
                                                                             --
the time of grant of any Option under this Plan or at any time thereafter, to
-----------
approve cash bonuses to designated Participants to be paid upon their exercise in order to provide funds to pay all or a portion of federal and sate taxes due as a result of such exercise. The Committee shall have lull authority in its discretion to determine the amount of any such tax bonus.

                                    SECTION 9

                               GENERAL PROVISIONS.

(a) No Rights to Option Grants. No Eligible Person, Participant or other Person
    ---------------------------
shall have any claim to be granted an Option under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Options granted under the Plan. The terms and conditions of Options need not be the same with respect to any Participant or with respect to different Participants.

(b) Option Agreements. No Participant will have rights under an Option granted
----------------------
to such Participant unless and until an Option Agreement shall have been duly executed on behalf of the Company. Each Option Agreement shall set forth the terms and conditions of any Option granted to a Participant consistent with the provisions of this Plan.

(c) No Limit on Other Compensation Arrangements. Nothing contained in the Plan
    --------------------------------------------
shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d) No Right to Employment. The grant of an Option shall not be construed as
    -----------------------
giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in anyway the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

(e) Governing Law. The validity, construction and effect of the Plan or any
    --------------
Option granted hereunder, and any rules and regulations relating to the Plan or any Option granted hereunder, shall be determined in accordance with the laws of the State of Delaware except to the extent preempted by Federal law.

(1) Severability. If any provision of the Plan or any Option is or becomes or is
    -------------
deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction or Option, and the remainder of the Plan or any Option shall remain in full force and effect.

(g) Section Headings. The section headings included herein are only for
    -----------------
convenience, and they shall have no effect on the interpretation of the Plan.



                                   SECTION 10

                           EFFECTIVE DATE OF THE PLAN.
                           ---------------------------

The Plan shall be effective on ________, 2004 (the "Plan Effective Date"), subject to approval by the Company's stockholders within one (1) year thereafter.



                                   SECTION 11

                                TERM OF THE PLAN.

Unless the Plan shall have been discontinued or terminated as provided in
Section 7(a), the Plan shall terminate on

________, 2014. No Option shall be granted after the termination of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Option grants, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

          IN WITNESS WHEREOF, this Plan has been executed at New York, N.Y.

          on this _______ day of ___________, 2004.




FEMINIQUE CORPORATION

By Is/Max Khan
Max Khan, President and Chief Executive Officer
-------------------

                              FEMINIQUE CORPORATION
                             A DELAWARE CORPORATION

                              FORM OF STOCK OPTION

Name of Optionee
                    Date Option Granted

Address
                  No. ________

This option ("Option") is made as of the date set forth above by Feminique Corporation, a Delaware corporation (hereinafter the "Company"), and the Optionee named above (hereinafter "Optionee"). The option granted hereby is granted pursuant to the Feminique Corporation 2004 Statutory and Non-Statutory Stock Option Plan dated ________, 2004 (the "Plan").

     1.Grant of Option. Pursuant to and subject to the terms and conditions of
       ---------------
the Plan, the Company grants to the Optionee the right and option (the "Option") to purchase at $.__ per share on the terms and conditions hereinafter set forth all or any part of an aggregate of ________ shares (the "Shares") of the currently authorized and unissued Common Stock, par value $.OO1 per share. Subject to the terms of the Plan, the Option shall be exercisable, in whole or in part, during the period commencing with the date on which it is granted and ending on ________ , 20___.

     Nothing contained herein shall be construed to limit or restrict the right of the Company or a parent or subsidiary corporation of the Company to terminate the Optionee's services for the Company.

     2.Vesting of Option. The option granted hereby shall vest (immediately or
       -----------------
over time to be specified).

     3. Exercisability of Option. All options granted under the plan shall be
        ------------------------
exercisable during the term of the option provided the option is fully vested or the Optionee is employed by the Company at the time of exercise. In the event the option is not fully vested or the Optionee is no longer an employee of the Company at the time of exercise, then the provisions of paragraph 5 shall apply.

     4. Method of Exercise. The Option may be exercised pursuant thereto by
        ------------------
written notice to the Company stating the number of shares with respect to which the option is being exercised, together with payment in full, (a) in cash or certified check; (b) or acknowledgement of cancellation of the Company's indebtedness to the Optionee for services or otherwise; or (c) any combination of the foregoing. If requested by the Board of Directors, prior to the delivery of any Shares, the Optionee shall supply the Board of Directors with a representation that the Shares are not being acquired with a view to unlawful distribution and will be sold or otherwise disposed of only in accordance with applicable federal and state statutes, rules and regulations.

     As soon after the notice of exercise as the Company is reasonably able to comply, the Company shall, without payment of any transfer or issue tax by the Optionee, deliver to the Optionee or any such other person, at the main office of the company or such other place as shall be mutually acceptable, a certificate or certificates for the Shares being purchased upon exercise of the Option. Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the Shares for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national securities exchange or any federal, state or local law. The Optionee may exercise the Option for less than the total number of Shares for which the Option is then exercisable, provided that a partial exercise may not be for fewer than 100 Shares, unless the remaining shares exercisable under the Option is for less than 100 Shares. The Option may be exercisable for whole Shares only.

     5. Termination of Option. The Option shall terminate and expire immediately
        ----------------------
as to the total number of remaining unexercised option shares at the expiration date of the option. In addition, the option shall automatically terminate upon the earlier of the following:

(i)Immediately upon termination of the Optionee's employment with the Company for cause (as defined under the Plan) regardless of whether the option is vested or non-vested;

(ii) If the option is not vested, at the expiration of twelve (12) months after of termination of the Optionee's employment by the Company for any other reason, as such term is defined under the Plan; provided, that if the Optionee dies within such twelve-month period, subclause (iii) below shall apply; or

(iii) At the expiration of twelve (12) months after the date of death of the Optionee, if the Option is not vested.

(iv) On the effective date of voluntary termination with the Company by the Participant if the Option is not vested at the time of termination.

(v) Except for termination for cause, all vested options, as defined in the Plan, shall expire upon the expiration date set forth in Paragraph 1 hereof.

     6. Adjustments. If there is any change in the capitalization of the Company
        ------------
affecting in any manner the number or kind of outstanding shares of Common Stock of the Company, whether by stock dividend, stock split, reclassification or recapitalization of such stock, or because the Company has merged or consolidated with one or more other corporations (and provided the Option does not thereby terminate pursuant to Section 5 hereof), then the number and kind of shares then subject to the Option and the price to be paid therefore shall be appropriately adjusted by the Board of Directors; provided, however, that in no
                                                  -----------------
event shall any such adjustment result in the Company's being required to sell or issue any fractional shares. Any such adjustment shall be made without change in the aggregate purchase price applicable to the unexercised portion of the option, but with an appropriate adjustment to the price of each Share or other unit of security covered by this Option.

     7. Cessation of Corporate Existence. Notwithstanding any other provision of
        --------------------------------
this Option, upon the dissolution or liquidation of the Company, the reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or the sale of substantially all the assets of the Company or of more than 50% of the then outstanding stock of the Company to another corporation or other entity, the option granted hereunder shall terminate; provided, however, that:
(i) each option for which no option has been tendered by the surviving corporation in accordance with all of the terms of provision (ii) immediately below shall, within five days before the effective date of such dissolution or liquidation, merger or consolidation or sale of assets in which the Company is not the surviving corporation or sale of stock, become fully exercisable; or (ii) in its sole and absolute discretion, the surviving corporation may, but shall not be so obligated to, tender to any Optionee, an option to purchase shares of the surviving corporation, and such new option or options shall contain such terms and provisions as shall be required substantially to preserve the rights and benefits of this option.

     8. Non-Transferability. The Option is not assignable or transferable by the
        --------------------
Optionee, either voluntarily or by operation of law, otherwise than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee. Upon any attempted transfer of this Option contrary to the provisions hereof, the Board of Directors may, at its discretion, terminate this option.

     9. No Stockholder Rights. The Optionee or other person entitled to exercise
        ----------------------
this option shall have no rights or privileges as a stockholder with respect to any Shares subject hereto until the Optionee or such person has become the holder of record of such Shares, and no adjustment (except such adjustment as may be effected pursuant to the provisions of Section 4 hereof) shall be made for dividends or distributions of rights in respect of such Shares if the record date is prior to the date on which the Optionee or such person becomes the holder of record.



Executed by the Company as of this _____ day of _______________, 2004.


                                                Feminique Corporation
                                                A Delaware corporation


                                                By:___________________________
Date